SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Event Requiring Report: June 29, 2004

ENERGY PRODUCERS, INC.

(Exact name of registrant as specified in its charter)

Nevada                  000-32507              88-0345961

(State of Incorporation) (Commission File Number)    (IRS Employer

                                                      Identification No.)

Dennis R. Alexander, President

Energy Producers, Inc.

7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774

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(Address of Principal Executive Offices)

(480) 778-0488

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(Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

a)

On June 29, 2004, the Registrant and Firecreek Petroleum, Inc. (“Firecreek”), a privately held Delaware Corporation, entered into a definitive Agreement for the Exchange of Common Stock (the “Merger Exchange Agreement”), pursuant to which the Registrant will acquire one hundred percent (100%) of the common stock and preferred stock, assets and liabilities of Firecreek, including its wholly-owned subsidiary, Firecreek Petroleum Romania Srl, a Romanian limited liability company, pending transfer of shares estimated for completion by July 31, 2004. For accounting purposes upon the transfer of shares of the respective companies, the written notice of actions taken by consent of the majority of shareholders of the Registrant and Firecreek, and following the completion of required compliance under Section 14(c) of the Securities Exchange Act of 1934 including the mailing of the information statement to the shareholders of the Registrant, the effective date of the Merger Exchange Agreement (the "Effective Date”) shall become retroactive to July 1, 2004 for accounting purposes, as of which date which Firecreek and its subsidiary and interests shall have become a wholly-owned subsidiary(ies) of the Registrant.

Under the terms of the Merger Exchange Agreement (“Agreement”), and having obtained majority stockholder and board of director approvals, Firecreek’s common stockholders (“FPI stockholders”) will receive 1) subject to the terms and conditions of the Agreement, as of the “Closing Date(s)” on or about July 31st, 2004 although fully accomplished on a later date(s) as provided therein the Agreement, and 2) pro-rata according to FPI stockholders percentage interests in common stock of Firecreek, Fourteen Million (14,000,000) of the Registrant’s $0.001 par value common restricted stock (“Common Shares”), plus an amount of 2,565,831 shares of the Registrant’s new authorized Series A Preferred Stock in manner and form as described in the Agreement (attached in exhibit 2.1 hereto), in exchange for all the issued and outstanding common and preferred shares of Firecreek, its assets and liabilities, such that Firecreek (and through its 100% ownership thereof) Firecreek Petroleum Romania Srl, a Romanian limited liability company, and the assets and interests held thereby, shall become a one hundred percent (100%) wholly owned subsidiary and interests of the Registrant. Additional authorization for and the issuance of new Series B preferred stock along with issuances of additional common stock, options/warrants are specified in section 1.c(i), 1c(ii), 1d(i) and 1d(ii) of the Agreement(attached in exhibit 2.1 hereto).

b)

There are no arrangements known to the Registrant, including any pledge by any person, of securities of the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

a)

On June 29, 2004, the Registrant and Firecreek Petroleum, Inc. (“Firecreek”), a privately held Delaware Corporation, entered into a definitive Agreement for the Exchange of Common Stock (the “Merger Exchange Agreement”), pursuant to which the Registrant will acquire one hundred percent (100%) of the common stock and preferred stock, assets and liabilities of Firecreek, including its wholly-owned subsidiary, Firecreek Petroleum Romania Srl, a Romanian limited liability company, pending transfer of shares estimated for completion July 31, 2004 although fully accomplished on a later date(s) as provided therein the Agreement(attached in exhibit 2.1 hereto). For accounting purposes upon the transfer of shares of the respective companies, the written notice of actions taken by consent of the majority of shareholders and the board of directors of the Registrant and Firecreek, and following the completion of required compliance under Section 14(c) of the Securities Exchange Act of 1934 including the mailing of the information statement to the shareholders of the Registrant, the effective date of the Merger Exchange Agreement (the “Effective Date”) shall become retroactive to July 1, 2004, as of which date Firecreek and its subsidiary and interests shall have become a wholly-owned subsidiary(ies) of the Registrant.

The total consideration by the Registrant to be issued pursuant to the Merger Exchange Agreement will be Fourteen Million (14,000,000) of the Registrant’s $0.001 par value common restricted stock (“Common Shares”), plus an amount of 2,565,831 shares of the Registrant’s new authorized Series A Preferred Stock in manner and form as described in the Agreement (attached in exhibit 2.1 hereto), in exchange for all the issued and outstanding common and preferred shares of Firecreek, its assets and liabilities, such that Firecreek (and through its 100% ownership thereof) Firecreek Petroleum Romania Srl, a Romanian limited liability company, and the assets and interests held thereby, shall become a one hundred percent (100%) wholly owned subsidiary and interests of the Registrant. Additional authorization for and the issuance of new Series B preferred stock along with issuances of additional common stock, options/warrants are specified in section 1.c(i), 1c(ii), 1d(i) and 1d(ii) of the Agreement(attached in exhibit 2.1 hereto).

Pursuant to the Exchange Agreement, Firecreek shall deliver to the Registrant one hundred percent (100%) of all of the issued and outstanding common and preferred stock of Firecreek becoming wholly owned, which includes one hundred percent of its wholly owned Firecreek Petroleum Romania Srl entity/operations. Firecreek on completion of the merger/exchange will become the Registrant’s new wholly owned oil and gas subsidiary/division. Firecreek plans are to complete registration in Libya for set up and commencement of its additional divisional oil and gas operations in that country based on the status of current negotiations in Libya, and the formal terms of the definitive Merger Exchange Agreement between the Registrant and Firecreek.

Item 5.  Other Information and FD Disclosure

As described in Item 1., Item 2. herein, on June 29, 2004, the Registrant and Firecreek Petroleum, Inc. (“Firecreek”), a privately held Delaware Corporation, effectively entered into a definitive Agreement for the Exchange of Common Stock (the “Merger Exchange Agreement”), pursuant to which the Registrant will acquire one hundred percent (100%) of the common stock and preferred stock, assets and liabilities of Firecreek (attached in exhibit 2.1 hereto).

Prior to its definitive Agreement with Firecreek, on June 17, 2004 the Registrant obtained consent of the principal shareholders of the Registrant’s common stock who voted affirmatively for the proposed actions to acquire Firecreek, a total of approximately 25,747,500 shares of the Registrant’s common stock eligible to vote representing a majority of approximately 60% of the then approximately 43,391,668 issued and outstanding common shares of the Company.

The Registrant having prior received the above stated majority consent of its principal shareholders June 17, 2004 further obtained the majority consent of the board of directors July 1, 2004 in order to proceed ahead in accordance with completion of certain initial time in line provisions of terms and obligations pursuant to its definitive Agreement with Firecreek. Of these the Registrant formally ratified and approved the following measures be taken including but not limited to the following:

1.

Approved the definitive Agreement with Firecreek (attached on exhibit 2.1 hereto).

2.

Approved for new appointments and restructure to the Board of Directors of the Company as of July 1, 2004 as follows:

Board of Directors (a):

Dennis Alexander*

Chairman of the Board

(EPI Side)

Gregg Fryett*

Director

(EPI Side)

Peter Fryett,*

Director

(EPI Side)

Charles Alliban*

Director

(EPI Side)

John R. Taylor*

Director

(Firecreek Side)

George B. Faulder*

Director

(Firecreek Side)

William E. Merritt*

Director

(Firecreek Side)

Dr. Mousa Hawamdah*

Director

(Firecreek Side)

Mike Norman**

Director

(EPI/Firecreek Side)

*Approved for a Voting Agreement or Voting Trust Agreement to be provided in accord with the terms of Registrant’s Agreement with Firecreek (see further discussion in exhibit 2.1 hereto). ADDITIONAL Note: Anti-Dilution Provisions may be established and provided to the satisfaction of the Board of Directors and Officers of the Registrant for their shareholdings. The Registrant will include this information in an amended Form 8-K when completed.

**Mr. Norman was approved as to nomination and formal appointment subsequent to the signing of the definitive Agreement with Firecreek with the full approval of Firecreek.

3.

Approved a new final draft for the proposed amended Articles of Incorporation which if and when effectively filed with the State of Nevada, in accordance with other regulatory requirements and notification processes, and pursuant to terms and obligations of the Firecreek and the Registrant to perform during and after closing, shall provide for a name change of the Company to EGPI\Firecreek, Inc., and i.) A new series A and B preferred stock, and ii.) A new class of non-voting common stock (see Exhibit 2.3, Proposed Final Draft of the Amendment to the Articles of Incorporation of the Registrant (approved but not yet filed and effective)). The Registrant will furnish this information in an amended Form 8-K during finalization processes for this procedure.

4.

Approved new Bylaws to be updated and amended to read as listed in Exhibit 2.2 attached hereto).

5.

Approved the following appointments and restructure to the Officers of the Company as of July 1, 2004 as follows:

Officers (a): *

Dennis Alexander

Chairman

(EPI Side)

Chief Financial Officer

Gregg Fryett

Chief Executive Officer

(EPI Side)

John R. Taylor

President

(Firecreek Side)

William E. Merritt

Executive Vice President

(Firecreek Side)

General Counsel

Charles Alliban

Treasurer

(EPI Side)

Melvena Alexander

Secretary

(EPI Side)

Comptroller

George B. Faulder

Vice President

(Firecreek Side)

Peter Fryett,

Vice President

(EPI Side)

Assistant Secretary

Dr. Mousa Hawamdah

Vice President-Libyan Operations

(Firecreek Side)

Libyan Branch Office Manager

*Approved for a Voting Agreement or Voting Trust Agreement to be provided in accord with the terms of Registrant’s Agreement with Firecreek (see further discussion in exhibit 2.1 hereto). ADDITIONAL Note: Anti-Dilution Provisions may be established and provided to the satisfaction of the Board of Directors and Officers of the Company for their shareholdings. The Registrant will include this information in an amended Form 8-K when completed.

6. Approved the formation of and appointments to a new Board of Directors “Executive Management Committee” and to be styled in accordance with the directives of the Board of Directors of the Company. Appointments are as follows:

Board of Directors, Executive Management Committee:

Dennis Alexander

Chairman, Member

Gregg Fryett

Member

John R. Taylor

Member

7.

Formally authorizes and approved appointments to the Advisory Board (a):

Advisory Board (initial members; Board of Directors may add or change members)*

J. Michael Hester

To be named

8.  Authorized the Registrants stock to be issued based on effectiveness of the closing processes, terms and obligations, time lines, procedures and duties, of fulfillment of its Agreement with Firecreek, and Firecreek with the Registrant. Firecreek and the Registrant have agreed that during closing processes listed in Section 7. and Section 8. of the Agreement with Firecreek and related technical requirements, that the Registrants shares for delivery due as consideration to Firecreek’s shareholders in behalf of its Agreement with Firecreek shall be escrowed with Registrants Legal Counsel listed in the Agreement until the Registrant receives documentary evidence of,

- Receipt by Firecreek of the signed MOU between the Libyan National Oil Council (NOC) and Firecreek.

Initial resumes and background of the above stated various new individuals and their appointments to the Registrants board of directors, officers, executive committees, advisors are listed herewith as follows:

John R. Taylor has been President and Director of the Registrant since July 1, 2004, and President of Firecreek Petroleum, Inc. He has over 26 years experience in the petroleum industry and been actively engaged in the search for commercial hydrocarbons since he was 13 years old, beginning his career in the oil industry working the family business: Mr. Taylor graduated St. Johns Military School; University of Nebraska, BGS Political Science and Prelaw. Mr. Taylor is also a Graduate of Halliburton Energy Institute. His Military service in the U. S. Army was during the period from 1965 to 1975 being honorably discharged in 1975 as a Captain (P). He served in Viet Nam, Germany and Korea in Aviation and Air Defense assignments. He is a Member of numerous oil and gas related clubs and associations, including the North Texas Oil & Gas Association, listed in Who’s Who in the South and Southwest and in Who’s Who in Finance and Industry. Mr. Taylor is a member of the Confederate Air Force and a former Regional Coordinator for the American Defense Institute. Mr. Taylor has been directly involved in evaluation of prospect operations, drilling production, project management, and seismic exploration, as well as acquisition and development. Mr. Taylor founded a group of companies with his associates known as the Firecreek Group of companies, or simply Firecreek, which has operated directly, or through subsidiaries or branches, in the U.S., Turkey and Romania, and have sought opportunities in Vietnam, Russia, Chechnya, Bosnia-Herzegovina, the Caribbean, Mexico and South America. Mr. Taylor was a principal advisor to the Serbian government in the early post-war battle damage assessment and reconstruction planning efforts of the Bosnia petroleum facilities and pipelines. In 1994, returned to post-war Vietnam and negotiated and obtained an initial Production Sharing Contract (“PSC”) covering essentially the entire onshore area south of Saigon, as well as the adjoining shallow coastal water area extending out 12 to 25 miles from the shoreline. He has gained experience from the Vietnam project in the use of satellite-based telecommunications which was utilized in Bosnia-Herzegovina implementing a program for British soldiers to be able to call home after the war. Mr. Taylor has extensive experience in project planning, execution and management and a reputation for handling difficult and complex international situations involving remote petroleum operations and host government relations.

William E. Merritt has been Executive Vice President, General Counsel and Director of the Registrant since July 1, 2004. A founder of Firecreek Petroleum (Romania), Inc. and he has served as a Director and as Executive Vice President and General Counsel of that company since its formation in 1999.  Mr. Merritt has also served in the same capacities for Firecreek Petroleum, Inc. since it was reorganized in March 2004 to concentrate on international oil and gas operations. He serves as a Director and as Executive Vice President and General Counsel of the company resulting from the merger of those companies now known as Firecreek Petroleum, Inc. He has served in similar capacities in other Firecreek-related companies engaged in international telecommunications operations since 1996. Mr. Merritt holds a B.S.E.E. and M.S.E.E. from Michigan State University and a J.D. in law from Southern Methodist University.

George B. Faulder IV has been Vice President and Director of the Registrant since July 1, 2004. He is a Graduate of Florida International University, Miami, Florida. He is a Commercial pilot with multi-engine rating. As managing partner of a Texas-based company, Mr. Faulder is responsible for dealing with major accounts such as Wal-Mart and 7-11. Under his guidance, the company has grown in 6 years from $750,000.00 in sales to almost $20,000,000.00 this past year. Has extensive management skills and training acquired while employed by Westinghouse, Media General, Post-Newsweek, Nationwide Insurance Company, U.S. Representative William Lehman and the Walt Disney Family. He has thirty years experience as a broadcast journalist, news consultant and television news director in major metropolitan areas across the country. Individually, or as the executive in charge, and has been awarded every major journalism award including numerous Scripps-Howard honors, the John F. Kennedy and many statewide Emmys in Florida and California. Has been employed at various stages of his career by all three major networks (ABC, CBS, and NBC) and covered major stories throughout the U.S. Mr. Faulder covered the Republican Convention that selected Richard Nixon to run for a second term and was Executive Assistant to U. S. Congressman William Lehman of Florida during the subsequent impeachment proceedings. Formerly a part-owner and managing partner of a news consulting and coaching firm which grew in 5 years from approximately $250,000.00 and 8 clients to 36 clients and more than $1,000,000.00 in revenue. Upon resignation, returned to journalism as Media General's Corporate Director of News and News Director of WFLA-TV in Tampa, Fl.

Dr. Hawamdah Mousa has been Vice President and Director of the Registrant, Libyan Operations and Libyan Branch Office Manager, since July 1, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya but became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University. He is also a confidante of the Leader and his two sons, as well as a senior member of the “Leader’s Inner Circle”.

Michael Norman has been a Director of the Company since July 1, 2004. With regards to Media Communications, Mr. Norman experience/contributions includes but is not limited to; business contributor to the Fox News Channel, a business contributor to the New York Post; Radio Show Host: Business America Radio; Radio Show Host: Bloomberg’s The Money Show, and a regular speaker on The Money Show. From 2002 to the present he has been Chief Investment Strategist, Great Eastern Securities, Inc. and engaged as Chief of investment strategy for a New York based broker dealer. From 1993 to the present Mr. Norman has been the Founder and Publisher of Economic Contrarian Update which provides independent economic research, financial market commentary and analysis, covering trends in equities, bonds, currencies, derivatives, emerging markets and commodities. Clients include major banks, investment banks, investment funds, hedge funds, commercial companies and individual investors. From September 2000 to June 2001 Mr. Norman was Editorial Manager, Standard & Poor's Corp, and Editorial Manager for the Structured Finance division of Standard & Poor's. He wrote articles on trends in asset backed securities (ABS). From 1992 -1993 Mr. Norman was a Floor trader/Member, Chicago Mercantile Exchange, and traded S&P futures as an independent (local) on the floor of the CME. From 1982-1990 Mr. Norman was the Founder, Trader, Floor Broker, Money Manager Flo Futures, Inc., New York Mercantile Exchange and Traded petroleum contracts and performed order execution on the floor of the NYMEX. He also operated as a Commodity Trading Advisor (CTA) and managed money. He was a Member of the Commodity Exchange, Inc. (COMEX), and traded gold, silver and copper futures and options. From 1980-1982 he was an Account Executive with Merrill Lynch Commodities Broker for Merrill Lynch commodities, specializing in financial futures. He dealt mainly with large Japanese corporations. Mr. Norman was educated at University of Pennsylvania 1975-1976 and UCLA 1977-1979 and holds a BA in Economics.

J. Michael Hester has been an Advisory Board member of the Registrant since July 1, 2004. He is a Graduate of University of Miami, Miami, Florida; Syracuse University Graduate School, Marketing & Management, Syracuse, New York. Mr. Hester is U.S. Army Reserves, Recipient of “American Spirit” Army Medal and Top Trainee out of 10,000 at Fort Knox, Kentucky. He is listed in “Who’s Who in Insurance” – 1986 thru 1989. His past experience includes:  Member of the Boards of Directors of Combined Insurance Company of America, Ryan Insurance Group, Combined Life Insurance Company of Australia, and Combined Life Insurance Company of New York; President & Chief Operating Officer of Diversified Financial Systems, Inc. which purchased the assets of failed banks and savings and loans from the FDIC and RTC; is currently President & Chief Executive Officer of J.M.H. Associates, Inc.; member of the Board of Directors of Trinity Capital Inc. and Vice Chairman National Board of Directors, Executive Committee, Chairman Council of Trustees of Prevent Child Abuse – America. Mr. Hester has thirty-five years experience in sales, marketing, finance, real estate, profit management, management development and motivation.

Resumes/Background of additional Firecreek operations management

James C. Howard Received B.A., Cornell University, Geology, 1961; M.S., Stanford University, Geology, 1963; and Ph.D., Stanford University, Geology, 1969. US Army Intelligence Officer, 173rd AIRBORNE BRIGADE, Okinawa and Vietnam, Imagery interpretation of Vietnam, Cambodia, Laos and Thailand.  Awarded U.S. Army Commendation Medal, for his service in Vietnam.  Working knowledge of Spanish and French. Has published various geological and scientific papers in scientific and technical journals. More than thirty years of diversified oil industry experience, with major and independent oil companies.  Research, staff and management positions were held in onshore and offshore U. S. and international exploration, technology services and technology transfer. Proven oil and gas finder participating in the discovery of 184 MMBO and 20 TCFG. Expertise covers a broad, geographical, technical and management knowledge base including: exploration and research geology, exploration and development operations, marketing and transfer of technology to national oil companies and general management in Latin America, the Far East, Africa and Eastern Europe.  Currently under consulting contract from Heights Energy Corporation, Dallas, Texas, where he has been employed for 12 years.  Formerly with Sun Oil Company based in London, England, Jakarta, Indonesia, Bogata, Columbia, Caracas, Venezuela,  Philadelphia, Pennsylvania, and Dallas, Texas. for 23 years.

James M. Barker, Jr. Honors graduate BBA and MBA Finance, Texas Christian University, Fort Worth, Texas. Certified Public Accountant and member of American Institute of CPA’s, Texas State Society of CPA’s and Fort Worth Chapter of CPA’s.  Several published papers relating to marketing and finance and Finance instructor. Expertise in cash management, capital and debt restructuring, portfolio management, financial projections and electronic data processing and financial reporting systems. In-depth consulting experience in all phases of business operations, financial reporting, computer installations, auditing, financial management, and tax return preparation.  Extensive experience in the public, private and international sectors regarding analysis and resolution of complex financial and operational situations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)

The financial statements required by this item will be filed within the prescribed time.

b)

The pro forma financial statements required by this item will be filed within the prescribed time.

c)

Exhibits

Exhibit

Description

2.1

Agreement for the Exchange of Common Stock, dated June 29, 2004

2.2

Updated By-Laws of the Registrant, dated July 1, 2004

2.3

Proposed Amendments to the Articles of Incorporation of the Registrant (approved but not yet filed and effective)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:   /s/  Dennis R. Alexander

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                                                  Dennis R. Alexander

                                                  President

Date:  July 15, 2004